UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2014

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4401 Great America Parkway

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 27, 2014 (the “Settlement Effective Date”), Palo Alto Networks, Inc. (the “Company”) entered into a Settlement, Release and Cross-License Agreement (the “Settlement Agreement”) with Juniper Networks, Inc. (“Juniper”) to resolve all pending disputes between Juniper and the Company, including (a) various patent-related disputes that were being litigated in the U.S. District Courts for the District of Delaware and the Northern District of California and the Superior Court in Santa Clara County, a California state court (collectively, the “Court Proceedings”); and (b) various inter partes proceedings in the U.S. Patent and Trademark Office (the “Settlement”). Under the Settlement Agreement, each party granted to the other party (i) a life-of-patents license of the patents in suit (together with other patents in the same patent families); and (ii) an 8-year covenant not to sue for infringement of any other patents of the party. The licenses and covenants include immunity for each party’s customers for the party’s products and services. The Settlement Agreement also contains releases for any past infringement and general releases for past claims between the parties.

As part of the Settlement, the Company will issue to Juniper on the Settlement Effective Date 1,080,747 shares of the Company’s common stock (the “Shares”) with an approximate value of $70,000,000 and, as soon as reasonably practicable after the date upon which a judgment or stipulation for entry of judgment has been issued by the courts in each Court Proceeding (the “Stipulation Date”) (and in any event not later than three (3) business days following such date), the Company will (a) pay to Juniper $75,000,000 in cash and (b) issue to Juniper a warrant (the “Warrant”) to purchase 463,177 shares of the Company’s common stock, which have an approximate value of $30,000,000, at an exercise price of $0.0001 per share. The Warrant will expire seven (7) months after the issuance date of the Warrant.

The foregoing description of the Settlement Agreement and the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement filed as exhibit 10.1 hereto, which is incorporated by reference herein, and the full text of the Warrant, a form of which is filed as an exhibit to the Settlement Agreement. The Warrant, when issued by the Company to Juniper, will be filed with a subsequent Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On May 28, 2014, the Company issued a press release announcing its financial results for its fiscal third quarter ended April 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. In accordance with the Settlement Agreement, the Shares and the Warrant will be issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company has agreed to file a registration statement on Form S-3 to register the resale of the Shares, as well as the shares of common stock underlying the Warrant that Juniper will receive as part of the Settlement. The Company expects to file the Form S-3 registration statement no later than the later of (i) June 10, 2014 or (ii) three (3) business days following the Stipulation Date (but in any event, no sooner than the date on which the Warrant is issued).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Settlement, Release and Cross-License Agreement, dated May 27, 2014, by and between the Registrant and Juniper Networks, Inc.

99.1	Press Release, dated May 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Mark D. McLaughlin
Mark D. McLaughlin President and Chief Executive Officer

Date: May 28, 2014

EXHIBIT LIST

Exhibit Number	Description of Exhibit

10.1	Settlement, Release and Cross-License Agreement, dated May 27, 2014, by and between the Registrant and Juniper Networks, Inc.

99.1	Press Release, dated May 28, 2014